Subsequent Event	12 Months Ended
Dec. 31, 2018
Disclosure Of Nonadjusting Events After Reporting Period [Abstract]
Subsequent Event
29.	SUBSEQUENT EVENT

CTW dividend payments

On March 14, 2019, the Board of Directors of Charoong Thai approved the dividend payments to its shareholders in $5.7 million (Baht 179.1 million, at the rate of Baht 0.45 per share), which will be paid on May 15, 2019. The amount of $ 2.8 million will be paid to non-controlling interest. This dividend distribution will be proposed to the 2019 Annual General Meeting of Shareholders of Charoong Thai for further approval.

Other than the above events, the Company is not aware of any matter or circumstance not otherwise dealt with in the report that has significantly affected or may significantly affect the operations of the Company, the results of those operations, or the state of affairs of the Company.